UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 27, 2013
Date of Report (Date of earliest event reported)

ROYAL MINES AND MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52391	20-4178322
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2580 Anthem Village Dr.
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 588-5973
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 27, 2013, Royal Mines and Minerals Corp. (the “Company”) entered into a settlement and security release agreement (the “Release Agreement”) with Golden Anvil S.A. de C.V. (“Golden Anvil”). Under the terms of the Release Agreement, the Company agreed to release Golden Anvil S.A. de C.V. from loan agreements pursuant to which, Golden Anvil owed the Company USD$983,055 in secured indebtedness (the “Indebtedness”). In exchange for the release, Golden Anvil had 2,000,000 common shares (the “Gainey Shares”) of Gainey Capital Corp. (“Gainey”) issued to the Company as part of an asset purchase agreement (the “Asset Purchase”) between Golden Anvil and Gainey.

The Asset Purchase was completed on September 30, 2013 and will serve as Gainey’s qualifying transaction under TSX Venture Exchange rules for capital pool companies. As such, the Gainey Shares will be released pursuant to the terms of a surplus escrow agreement as follows:

Percentage of the Gainey	Approximate Date of
Shares be Released	Release
5%	October 2, 2013
5%	April 2, 2013
10%	October 2, 2014
10%	April 2, 2014
15%	October 2, 2015
15%	April 2, 2015
40%	October 2, 2016

In addition, the Gainey Shares are subject to a voluntary pooling agreement, which provides that none of the Gainey Shares may be traded before October 2, 2014.

A copy of the Release Agreement is attached as exhibit 10.5 to this Current Report on Form 8-K.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

In accordance with the terms of the Release Agreement, the Company agreed to release Golden Anvil from any liabilities that may have result from the Indebtedness and any other dealings, including the following agreements:

(a)	Letter of Intent dated October 21, 2009 between the Company and Golden Anvil;
(b)	Toll Processing Agreement dated December 3, 2009 between the Company and Golden Anvil;
(c)	Loan Agreement dated August 25, 2010 between the Company and Golden Anvil; and
(d)	Memorandum of Understanding dated October 19, 2010 between the Company and Golden Anvil.

As such the above agreements, any amendments or related documents thereto have been effectively terminated.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Letter of Intent dated October 21, 2009 between Royal Mines And Minerals Corp. and Golden Anvil, SA de CV. (1)
10.2	Toll Processing Agreement dated December 3, 2009 between Royal Mines And Minerals Corp. and Golden Anvil, SA de CV. (2)
10.3	Extension Agreement dated for reference February 15, 2010 between Royal Mines And Minerals Corp. and Golden Anvil, SA de CV. (3)
10.4	Loan Agreement between Royal Mines And Minerals Corp. and Golden Anvil, SA de CV. (4)
10.5	Settlement and Security Release Agreement dated September 27, 2013 between the Company and Golden Anvil S.A. de C.V.
99.1	Memorandum of Understanding dated October 19, 2010 between Royal Mines And Minerals Corp. and Golden Anvil, SA de CV.(5)

(1)	Filed with the SEC as an exhibit to our Current Report on Form 8-K filed November 3, 2009.
(2)	Filed with the SEC as an exhibit to our Current Report on Form 8-K filed December 10, 2009.
(3)	Filed with the SEC as an exhibit to our Quarterly Report on Form 10-Q filed March 16, 2010.
(4)	Filed with the SEC as an exhibit to our Current Report on Form 8-K filed August 31, 2010.
(5)	Filed with the SEC as an exhibit to our Current Report on Form 8-K filed November 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL MINES AND MINERALS CORP.
Date: October 2, 2013
	By:	/s/ Jason S. Mitchell
JASON S. MITCHELL
Chief Financial Officer & Treasurer